CONTEXT CAPITAL FUNDS (THE “TRUST”)

Supplement dated August 5, 2016, to the Prospectus dated May 1, 2016

On July 31, 2016, Foreside Financial Group, LLC acquired Beacon Hill Fund Services, Inc. (“Beacon Hill”) and Foreside Management Services, LLC assumed the role of Beacon Hill as the provider of compliance services, financial controls services and business management and governance services to the Trust. Accordingly, this Prospectus is revised as follows:

In the sub-section entitled “Other Service Providers” on page 27, the following changes are hereby made:

In the first paragraph “Beacon Hill Fund Services, Inc.” is replaced with “Foreside Management Services, LLC,” and the defined term “Beacon Hill” is replaced with the defined term “Foreside.”

In the second paragraph, the last sentence is deleted and replaced with the following:

The Distributor is not affiliated with the Adviser or ALPS, or any of their affiliates.

This Supplement provides information a prospective investor ought to know before investing and should be retained for future reference.